UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) May 7, 2020 (March 9, 2020)

Menlo Therapeutics Inc.

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-38356 (Commission File Number)	45-3757789 (I. R. S. Employer Identification No.)

520 U.S. Highway 22, Suite 204

Bridgewater, New Jersey 08807
(Address of principal executive offices, including ZIP code)

(800) 755-7936
(Registrant’s telephone number, including area code)
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CI-’R 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001	MNLO	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Explanatory Note

On March 9, 2020, pursuant to the Agreement and Plan of Merger, dated as of November 10, 2019, as amended on December 4, 2019 (as amended, the “Merger Agreement”), by and among Menlo Therapeutics Inc. (“Menlo” or the “Company”), Foamix Pharmaceuticals Ltd., a company organized under the laws of Israel (“Foamix”), and Giants Merger Subsidiary, Ltd., a direct, wholly owned subsidiary of the Company (“Merger Sub”), Merger Sub merged with and into Foamix, with Foamix surviving as a wholly owned subsidiary of the Company (the “Merger”).

This Current Report on Form 8-K/A amends and supplements Item 9.01 of the Current Report on Form 8-K filed with the Securities and Exchange Commission on March 10, 2020, related to the completion of the Merger (the “Original Form 8-K”). The purpose of this amendment is to provide certain historical financial statements for Foamix and certain pro forma financial information in connection with the Merger.

Except as set forth herein, no modifications have been made to the information contained in the Original Form 8-K.

Item 9.01. Financial Statements and Exhibits.

(a)       Financial Statements of Business Acquired

The historical audited consolidated balance sheets of Foamix as of December 31, 2019 and 2018 and the related consolidated statements of operations, comprehensive loss, changes in shareholders’ equity and cash flows for each of the three years in the period ended December 31, 2019 are included as Exhibit 99.1 hereto and incorporated by reference in this Item 9.01(a).

(b)       Pro Forma Financial Information

The Company’s unaudited pro forma combined financial information and explanatory notes for the year ended December 31, 2019 are included as Exhibit 99.2 hereto and incorporated by reference in this Item 9.01(b).

(d)       Exhibits

Exhibit No.	Description
23.1	Consent of Kesselman & Kesselman, independent registered public accounting firm of Foamix Pharmaceuticals Ltd.

99.1	Audited consolidated balance sheets of Foamix Pharmaceuticals Ltd. as of December 31, 2019 and 2018 and the related consolidated statements of operations, comprehensive loss, changes in shareholders’ equity and cash flows for each of the three years in the period ended December 31, 2019.

99.2	Unaudited pro forma combined financial information and explanatory notes for the year ended December 31, 2019.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Menlo Therapeutics Inc.

/s/ Mutya Harsch
By: Mutya Harsch
Chief Legal Officer and General Counsel

Date: May 7, 2020